UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 12, 2007


                           ORIENT-EXPRESS HOTELS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Bermuda
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                 001-16017                      98-0223493
         ------------------------            ------------------
         (Commission File Number)            (I.R.S. Employer
                                             Identification No.)

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
                -------------------------------------------------
                (Address of principal executive offices) Zip Code

                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended simultaneously to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

  [ ] Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))



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Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
              Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         On November 12, 2007, the Registrant issued a press release announcing that Martin O'Grady has been appointed the Registrant's Vice President--Finance and Chief Financial Officer. Mr. O'Grady will commence the appointment on February 18, 2008.

         Since January 2006, Mr. O'Grady, 43, has served as Chief Financial Officer of Orion Capital Managers, L.P., a European real estate investment firm including in hotels. From 1999 until 2005, Mr. O'Grady served as Chief Financial Officer and an executive director of Access Self Storage, a business which provides self storage facilities through its retail operations located in the United Kingdom, France and Australia. He joined Access Self Storage from Security Capital European Realty, where he had worked as a Vice President of Finance. From 1992 until 1998, Mr. O'Grady held a number of positions with Jardine Matheson Group, an Asian-based group whose business interests include property, hotels, retail, finance and automotives. Mr. O'Grady served as Finance Director of the Tunas Ridean Group from 1997 to 1998, Chief Financial Officer of the Jardine Pacific Finance Companies from 1996 to 1997, and Group Financial Controller of the Mandarin Oriental Hotel Group from 1992 to 1996. Mr. O'Grady began his career with PricewaterhouseCoopers and is an Associate Chartered Accountant in England and Wales.

         The Registrant and Mr. O'Grady have entered into a letter agreement, dated October 17, 2007, which sets forth the employment terms between the Registrant's subsidiary Orient-Express Services Ltd. and Mr. O'Grady. The principal terms of the letter agreement include:

         (i) an annual base salary of (pound)200,000, subject to annual increases; and

         (ii) an annual bonus of up to 80% of his base salary under the performance criteria set on an annual basis by the President and Chief Executive Officer.

In addition, Mr. O'Grady will be eligible to participate in the Registrant's 2004 Stock Option Plan and its 2007 Performance Share Plan. After three months of service with the Registrant, Mr. O'Grady will be eligible to join the Orient-Express 2006 Personal Pension Plan. Mr. O'Grady will be covered for life and personal accident insurance.

         The Registrant and Mr. O'Grady also plan to enter into a severance agreement, which will be consistent with the terms of the severance agreements the Registrant entered into with its Vice Presidents in December 2006. This severance agreement is anticipated to provide that, in the event he is terminated (either by the Registrant without cause, or by Mr. O'Grady for good reason) within one year following a change in control of the Registrant, Mr. O'Grady will be entitled to receive an amount equal to twice his annual compensation. Mr. O'Grady's severance agreement also will provide that a termination of his employment generally requires not less than six months' prior written notice, except that following a change in control, a termination by the


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Registrant requires not less than 30 days' notice, and a termination by Mr.
O'Grady requires not less than 15 days', but not more than 60 days', notice.

         Mr. O'Grady will succeed Paul M. White, who has been appointed the Registrant's President and Chief Executive Officer, effective since August 10, 2007. The Registrant previously announced Mr. White's appointment in a press release and a Form 8-K filed with the U.S. Securities and Exchange Commission on July 25, 2007.

         Further information as to Mr. O'Grady's appointment can be found in the Registrant's press release dated November 12, 2007, being filed as an exhibit to this report.


Item 9.01.    Financial Statements and Exhibits

              (d)     Exhibits

                      99 Press Release dated November 12, 2007, announcing appointment of Martin O'Grady as Vice President--Finance and Chief Financial Officer.








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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ORIENT-EXPRESS HOTELS LTD.



Date: November 13, 2007                     By:  /s/ Edwin S. Hetherington
                                                --------------------------
                                                Edwin S. Hetherington
                                                Vice President, General Counsel
                                                and Secretary




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


                                  EXHIBIT INDEX




         Exhibit Number              Description of Exhibit
         --------------              ----------------------

               99 Press Release dated November 12, 2007, announcing appointment of Martin O'Grady as Vice President--Finance and Chief Financial Officer.










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